Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net sales	$2,326	$2,590	$12,930	$13,519
Cost of goods sold	1,565	1,646	7,033	7,554
Research and development expense	348	335	1,037	980
Selling, general and administrative expenses	671	670	2,461	2,441
Amortization of intangibles	170	174	521	508
Restructuring and asset related charges - net	32	2	199	95
Other income (expense) - net	(107)	(149)	(319)	(354)
Interest expense	66	58	173	171
Income (loss) from continuing operations before income taxes	(633)	(444)	1,187	1,416
Provision for (benefit from) income taxes on continuing operations	(114)	(129)	274	244
Income (loss) from continuing operations after income taxes	(519)	(315)	913	1,172
Income (loss) from discontinued operations after income taxes	(2)	(3)	45	(174)

Net income (loss)	(521)	(318)	958	998

Net income (loss) attributable to noncontrolling interests	3	3	10	10

Net income (loss) attributable to Corteva	$(524)	$(321)	$948	$988

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.76)	$(0.45)	$1.30	$1.64
Basic earnings (loss) per share of common stock from discontinued operations	—	—	0.06	(0.24)
Basic earnings (loss) per share of common stock	$(0.76)	$(0.45)	$1.36	$1.40

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.76)	$(0.45)	$1.29	$1.63
Diluted earnings (loss) per share of common stock from discontinued operations	—	—	0.06	(0.24)
Diluted earnings (loss) per share of common stock	$(0.76)	$(0.45)	$1.35	$1.39

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	691.1	708.4	695.8	710.7
Diluted	691.1	708.4	698.3	713.6

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2024	December 31, 2023	September 30, 2023
Assets
Current assets
Cash and cash equivalents	$2,421	$2,644	$2,254
Marketable securities	72	98	108
Accounts and notes receivable - net	6,651	5,488	6,581
Inventories	5,674	6,899	6,320
Other current assets	831	1,131	1,070
Total current assets	15,649	16,260	16,333
Investment in nonconsolidated affiliates	128	115	106
Property, plant and equipment	9,235	8,956	8,892
Less: Accumulated depreciation	5,025	4,669	4,572
Net property, plant and equipment	4,210	4,287	4,320
Goodwill	10,629	10,605	10,441
Other intangible assets	9,084	9,626	9,795
Deferred income taxes	564	584	554
Other assets	1,644	1,519	1,561
Total Assets	$41,908	$42,996	$43,110

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3,741	$198	$3,609
Accounts payable	3,753	4,280	3,678
Income taxes payable	313	174	236
Deferred revenue	429	3,406	552
Accrued and other current liabilities	2,188	2,351	2,273
Total current liabilities	10,424	10,409	10,348
Long-term debt	1,975	2,291	2,290
Other noncurrent liabilities
Deferred income tax liabilities	496	899	1,070
Pension and other post employment benefits - noncurrent	2,473	2,467	2,228
Other noncurrent obligations	1,561	1,651	1,707
Total noncurrent liabilities	6,505	7,308	7,295

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2024 - 689,170,000; December 31, 2023 - 701,260,000; and September 30, 2023 - 704,880,000	7	7	7
Additional paid-in capital	27,518	27,748	27,895
Retained earnings (accumulated deficit)	98	(41)	325
Accumulated other comprehensive income (loss)	(2,886)	(2,677)	(3,001)
Total Corteva stockholders' equity	24,737	25,037	25,226
Noncontrolling interests	242	242	241
Total equity	24,979	25,279	25,467
Total Liabilities and Equity	$41,908	$42,996	$43,110

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2024	2023
Operating activities

Net income (loss)	$958	$998
(Income) loss from discontinued operations after income taxes	(45)	174
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	925	899
Provision for (benefit from) deferred income tax	(422)	(268)
Net periodic pension and OPEB (credits) costs	121	105
Pension and OPEB contributions	(123)	(123)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(17)	(12)
Restructuring and asset related charges - net	199	95
Other net loss	377	342
Changes in assets and liabilities, net
Accounts and notes receivable	(1,450)	(773)
Inventories	1,060	492
Accounts payable	(518)	(1,218)
Deferred revenue	(2,974)	(2,840)
Other assets and liabilities	38	(445)
Cash provided by (used for) operating activities - continuing operations	(1,871)	(2,574)
Cash provided by (used for) operating activities - discontinued operations	(157)	(30)
Cash provided by (used for) operating activities	(2,028)	(2,604)
Investing activities
Capital expenditures	(416)	(412)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	2	42
Acquisitions of businesses - net of cash acquired	—	(1,456)
Investments in and loans to nonconsolidated affiliates	(7)	(31)
Purchases of investments	(137)	(83)
Proceeds from sales and maturities of investments	115	127
Proceeds from settlement of net investment hedge	15	42
Other investing activities, net	(38)	(2)
Cash provided by (used for) investing activities	(466)	(1,773)
Financing activities
Net change in borrowings (less than 90 days)	1,715	2,419
Proceeds from debt	3,047	3,427
Payments on debt	(1,529)	(1,314)
Repurchase of common stock	(757)	(585)
Proceeds from exercise of stock options	30	28
Dividends paid to stockholders	(340)	(327)
Other financing activities, net	(29)	(45)
Cash provided by (used for) financing activities	2,137	3,603
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(45)	(68)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(402)	(842)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,158	3,618
Cash, cash equivalents and restricted cash equivalents at end of period	$2,756	$2,776

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2024	2023	2024	2023
Corn	$315	$487	$5,085	$5,139
Soybean	164	189	1,773	1,713
Other oilseeds	135	142	566	637
Other	77	60	349	348
Seed	$691	$878	$7,773	$7,837

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2024	2023	2024	2023
Herbicides	$736	$815	$2,568	$3,043
Insecticides	437	416	1,225	1,156
Fungicides	216	226	761	837
Other	246	255	603	646
Crop Protection	$1,635	$1,712	$5,157	$5,682

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2024	2023	2024	2023
North America [1]	$170	$173	$5,394	$5,192
EMEA [2]	196	198	1,365	1,441
Latin America	218	380	696	847
Asia Pacific	107	127	318	357
Rest of World [3]	521	705	2,379	2,645
Net Sales	$691	$878	$7,773	$7,837

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2024	2023	2024	2023
North America [1]	$440	$399	$1,703	$1,901
EMEA [2]	219	271	1,311	1,555
Latin America	771	844	1,458	1,537
Asia Pacific	205	198	685	689
Rest of World [3]	1,195	1,313	3,454	3,781
Net Sales	$1,635	$1,712	$5,157	$5,682

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024		2024
Net Sales (GAAP)	$2,326		$12,930
Add: Impacts from Currency and Portfolio	130		274
Organic Sales (Non-GAAP)	$2,456		$13,204

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING EBITDA	2024	2023	2024	2023
Seed	$(320)	$(138)	$2,126	$1,972
Crop Protection	246	184	811	1,107
Corporate Expenses	(26)	(28)	(86)	(84)
Operating EBITDA (Non-GAAP)	$(100)	$18	$2,851	$2,995

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Income (loss) from continuing operations after income taxes (GAAP)	$(519)	$(315)	$913	$1,172
Provision for (benefit from) income taxes on continuing operations	(114)	(129)	274	244
Income (loss) from continuing operations before income taxes (GAAP)	(633)	(444)	1,187	1,416
Depreciation and amortization	306	306	925	899
Interest income	(33)	(59)	(93)	(153)
Interest expense	66	58	173	171
Exchange (gains) losses[1]	97	102	234	242
Non-operating (benefits) costs[2]	50	28	132	115
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	14	(44)	(4)	34
Significant items (benefit) charge[3]	33	71	297	271
Operating EBITDA (Non-GAAP)	$(100)	$18	$2,851	$2,995

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy EIDP businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2024 vs. Q3 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$38	7%	$38	7%	(9)%	16%	—%	—%
EMEA	$(54)	(12)%	$(43)	(9)%	2%	(11)%	(3)%	—%
Latin America	$(235)	(19)%	$(122)	(10)%	(15)%	5%	(9)%	—%
Asia Pacific	$(13)	(4)%	$(7)	(2)%	2%	(4)%	(2)%	—%
Rest of World	(302)	(15)%	(172)	(8)%	(8)%	—%	(7)%	—%
Total	$(264)	(10)%	$(134)	(5)%	(8)%	3%	(5)%	—%

SEED
	Q3 2024 vs. Q3 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(3)	(2)%	$(3)	(2)%	(25)%	23%	—%	—%
EMEA	(2)	(1)%	7	3%	8%	(5)%	(4)%	—%
Latin America	(162)	(43)%	(138)	(36)%	(7)%	(29)%	(7)%	—%
Asia Pacific	(20)	(16)%	(17)	(13)%	8%	(21)%	(3)%	—%
Rest of World	(184)	(26)%	(148)	(21)%	—%	(21)%	(5)%	—%
Total	$(187)	(21)%	$(151)	(17)%	(5)%	(12)%	(4)%	—%

CROP PROTECTION
	Q3 2024 vs. Q3 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$41	10%	$41	10%	(3)%	13%	—%	—%
EMEA	(52)	(19)%	(50)	(18)%	(4)%	(14)%	(1)%	—%
Latin America	(73)	(9)%	16	2%	(18)%	20%	(11)%	—%
Asia Pacific	7	4%	10	5%	(2)%	7%	(1)%	—%
Rest of World	(118)	(9)%	(24)	(2)%	(13)%	11%	(7)%	—%
Total	$(77)	(4)%	$17	1%	(10)%	11%	(5)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2024 vs. Q3 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(172)	(35)%	$(152)	(31)%	(8)%	(23)%	(4)%	—%
Soybeans	(25)	(13)%	(12)	(6)%	(9)%	3%	(7)%	—%
Other oilseeds	(7)	(5)%	(5)	(4)%	4%	(8)%	(1)%	—%
Other	17	28%	18	30%	9%	21%	(2)%	—%
Total	$(187)	(21)%	$(151)	(17)%	(5)%	(12)%	(4)%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2024 vs. Q3 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(79)	(10)%	$(47)	(6)%	(9)%	3%	(4)%	—%
Insecticides	21	5%	46	11%	(12)%	23%	(6)%	—%
Fungicides	(10)	(4)%	10	4%	(19)%	23%	(8)%	—%
Other	(9)	(4)%	8	3%	(3)%	6%	(7)%	—%
Total	$(77)	(4)%	$17	1%	(10)%	11%	(5)%	—%
1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2024 vs. Nine Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$4	—%	$2	—%	1%	(1)%	—%	—%
EMEA[2]	(320)	(11)%	(139)	(5)%	5%	(10)%	(4)%	(2)%
Latin America	(230)	(10)%	(162)	(7)%	(10)%	3%	(4)%	1%
Asia Pacific	(43)	(4)%	(16)	(1)%	2%	(3)%	(3)%	—%
Rest of World	(593)	(9)%	(317)	(5)%	(1)%	(4)%	(4)%	—%
Total	$(589)	(4)%	$(315)	(2)%	—%	(2)%	(2)%	—%

SEED
	Nine Months 2024 vs. Nine Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$202	4%	$202	4%	3%	1%	—%	—%
EMEA[2]	(76)	(5)%	72	5%	10%	(5)%	(5)%	(5)%
Latin America	(151)	(18)%	(143)	(17)%	(2)%	(15)%	(1)%	—%
Asia Pacific	(39)	(11)%	(29)	(8)%	9%	(17)%	(3)%	—%
Rest of World	(266)	(10)%	(100)	(4)%	6%	(10)%	(3)%	(3)%
Total	$(64)	(1)%	$102	1%	4%	(3)%	(1)%	(1)%

CROP PROTECTION
	Nine Months 2024 vs. Nine Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(198)	(10)%	$(200)	(10)%	(4)%	(6)%	—%	—%
EMEA	(244)	(16)%	(211)	(14)%	1%	(15)%	(3)%	1%
Latin America	(79)	(5)%	(19)	(1)%	(15)%	14%	(5)%	1%
Asia Pacific	(4)	(1)%	13	2%	(2)%	4%	(3)%	—%
Rest of World	(327)	(9)%	(217)	(6)%	(6)%	—%	(4)%	1%
Total	$(525)	(9)%	$(417)	(7)%	(5)%	(2)%	(3)%	1%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2024 vs. Nine Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$(54)	(1)%	$38	1%	4%	(3)%	(1)%	(1)%
Soybeans	60	4%	73	4%	2%	2%	—%	—%
Other oilseeds[2]	(71)	(11)%	(10)	(2)%	6%	(8)%	(4)%	(5)%
Other	1	—%	1	—%	6%	(6)%	—%	—%
Total	$(64)	(1)%	$102	1%	4%	(3)%	(1)%	(1)%

CROP PROTECTION PRODUCT LINE
	Nine Months 2024 vs. Nine Months 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(475)	(16)%	$(436)	(14)%	(6)%	(8)%	(2)%	—%
Insecticides	69	6%	117	10%	(5)%	15%	(4)%	—%
Fungicides	(76)	(9)%	(46)	(5)%	(8)%	3%	(4)%	—%
Other	(43)	(7)%	(52)	(8)%	(2)%	(6)%	(4)%	5%
Total	$(525)	(9)%	$(417)	(7)%	(5)%	(2)%	(3)%	1%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other during the nine months ended September 30, 2023 includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Seed	$(3)	$5	$(50)	$(59)
Crop Protection	(11)	(73)	(187)	(202)
Corporate	(19)	(3)	(60)	(10)
Total significant items before income taxes	$(33)	$(71)	$(297)	$(271)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2024	2023	2024	2023	2024	2023
1st Quarter
Restructuring and asset related charges, net[1]	$(75)	$(33)	$(56)	$(25)	$(0.08)	$(0.03)
Estimated settlement expense[2]	(54)	(49)	(41)	(37)	(0.06)	(0.05)
Inventory write-offs[3]	—	(4)	—	(4)	—	(0.01)
Gain (loss) on sale of assets and equity investments[3]	4	3	3	1	0.01	—
Seed sale associated with Russia Exit[3]	—	19	—	14	—	0.02
Acquisition-related costs[4]	(2)	(19)	(1)	(17)	—	(0.02)
1st Quarter — Total	$(127)	$(83)	$(95)	$(68)	$(0.13)	$(0.09)
2nd Quarter
Restructuring and asset related charges, net[1]	$(92)	$(60)	$(69)	$(45)	$(0.10)	$(0.06)
Estimated settlement expense[2]	(47)	(41)	(36)	(31)	(0.05)	(0.04)
Inventory write-offs[3]	2	(3)	2	(3)	—	—
Gain (loss) on sale of assets and equity investments[3]	3	—	2	—	—	—
Seed sale associated with Russia Exit[3]	—	(1)	—	(1)	—	(0.01)
Acquisition-related costs[4]	(3)	(15)	(2)	(12)	—	(0.02)
Employee Retention Credit[5]	—	3	—	2	—	—
Income tax items[6]	—	—	—	29	—	0.04
2nd Quarter — Total	$(137)	$(117)	$(103)	$(61)	$(0.15)	$(0.09)
3rd Quarter
Restructuring and asset related charges, net[1]	$(32)	$(2)	$(24)	$(4)	$(0.03)	$(0.01)
Estimated settlement expense[2]	—	(66)	—	(50)	—	(0.07)
Gain (loss) on sale of business, assets and equity investments[3]	—	4	—	3	—	0.01
Acquisition-related costs[4]	(1)	(7)	(1)	(6)	—	(0.01)
Income tax items[6]	—	—	4	—	—	—
3rd Quarter — Total	$(33)	$(71)	$(21)	$(57)	$(0.03)	$(0.08)

Year-to-date Total[7]	$(297)	$(271)	$(219)	$(186)	$(0.31)	$(0.26)

1.Third, second and first quarter 2024 includes restructuring and asset related benefits (charges) of ($32), $(92) and $(75), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program of $(29), $(57) and $(55) for the third, second and first quarter, respectively, and to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits of $—, $(35) and $(20) for the third, second and first quarter, respectively.
Third, second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(2), $(60) and $(33), respectively. The benefits (charges) primarily relate to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits of $2, $(52) and $(16) for the third, second and first quarter, respectively, and to the 2022 Restructuring Actions of $(1), $(7) and $(11) for the third, second and first quarter, respectively.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
2.Third, second and first quarter 2024 included estimated Lorsban® related charges of $—, $(47) and $(54), respectively. Third, second and first quarter 2023 included estimated Lorsban® related charges of $(66), $(41) and $(49), respectively.

3.Third, second and first quarter 2024 includes a benefit of $—, $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second quarter of 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

Third quarter 2023 includes a benefit of $4 associated with activities related to the 2022 Restructuring Actions consisting of a gain on the sale of a business. Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second quarter 2023 also includes a charge of $(3) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

4.Third, second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

Third, second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

5.Second quarter 2023 includes a benefit of $3 relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

6.Third quarter 2024 includes a tax benefit of $4 related to intellectual property realignment. Second quarter 2023 includes a tax benefit of $29 related to the impact of changes to deferred taxes associated with a tax currency change for a legal entity and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S.

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended September 30,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$(522)	$(318)	$(0.76)	$(0.45)
Less: Non-operating benefits (costs), after tax [1]	(37)	(16)	(0.05)	(0.02)
Less: Amortization of intangibles (existing as of Separation), after tax	(115)	(118)	(0.17)	(0.17)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(11)	34	(0.02)	0.05
Less: Significant items benefit (charge), after tax	(21)	(57)	(0.03)	(0.08)
Operating Earnings (Loss) (Non-GAAP)[2]	$(338)	$(161)	$(0.49)	$(0.23)

	Nine Months Ended September 30,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$903	$1,162	$1.29	$1.63
Less: Non-operating benefits (costs), after tax [1]	(98)	(84)	(0.14)	(0.12)
Less: Amortization of intangibles (existing as of Separation), after tax	(350)	(354)	(0.50)	(0.50)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	3	(25)	—	(0.03)
Less: Significant items benefit (charge), after tax	(219)	(186)	(0.31)	(0.26)
Operating Earnings (Loss) (Non-GAAP)[2]	$1,567	$1,811	$2.24	$2.54

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.

2.Refer to page A-13 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating EBITDA (Non-GAAP)[1]	$(100)	$18	$2,851	$2,995
Depreciation	(136)	(132)	(404)	(391)
Amortization of intangibles (post Separation)	(19)	(20)	(62)	(45)
Interest Income	33	59	93	153
Interest Expense	(66)	(58)	(173)	(171)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	57	62	(524)	(517)
Base income tax rate from continuing operations (Non-GAAP)[1]	19.8%	46.6%	22.7%	20.3%
Exchange gains (losses), after tax[2]	(104)	(87)	(204)	(203)
Net (income) loss attributable to non-controlling interests	(3)	(3)	(10)	(10)
Operating Earnings (Loss) (Non-GAAP)[1]	$(338)	$(161)	$1,567	$1,811
Diluted Shares (in millions)	691.1	708.4	698.3	713.6
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$(0.49)	$(0.23)	$2.24	$2.54

1.Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Income (loss) from continuing operations before income taxes (GAAP)	$(633)	$(444)	$1,187	$1,416
Add: Significant items (benefit) charge [1]	33	71	297	271
Non-operating (benefits) costs	50	28	132	115
Amortization of intangibles (existing as of Separation)	151	154	459	463
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	14	(44)	(4)	34
Less: Exchange gains (losses)[2]	(97)	(102)	(234)	(242)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(288)	$(133)	$2,305	$2,541

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(114)	$(129)	$274	$244
Add: Tax benefits on significant items (benefit) charge[1]	12	14	78	85
Tax expenses on non-operating (benefits) costs	13	12	34	31
Tax benefits on amortization of intangibles (existing as of Separation)	36	36	109	109
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	3	(10)	(1)	9
Tax benefits on exchange gains (losses)[2]	(7)	15	30	39
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(57)	$(62)	$524	$517

Effective income tax rate (GAAP)	18.0%	29.1%	23.1%	17.2%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(5.0)%	6.0%	0.8%	3.5%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	13.0%	35.1%	23.9%	20.7%
Exchange gains (losses), net effect[2]	6.8%	11.5%	(1.2)%	(0.4)%
Base income tax rate from continuing operations (Non-GAAP)	19.8%	46.6%	22.7%	20.3%

1. See page A-10 for further detail on the significant items.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(156)	$(104)	$(199)	$(182)
Local tax (expenses) benefits	5	19	23	27
Net after tax impact from subsidiary exchange gain (loss)	$(151)	$(85)	$(176)	$(155)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$59	$2	$(35)	$(60)
Tax (expenses) benefits	(12)	(4)	7	12
Net after tax impact from hedging program exchange gain (loss)	$47	$(2)	$(28)	$(48)

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(97)	$(102)	$(234)	$(242)
Tax (expenses) benefits	(7)	15	30	39
Net after tax exchange gain (loss)	$(104)	$(87)	$(204)	$(203)

Non-Controlling Interest Adjustment	$—	$—	$1	$—

Net after-tax exchange gain (loss) attributable to Corteva	$(104)	$(87)	$(203)	$(203)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

Twelve Months Ended December 31, 2023

Cash provided by (used for) operating activities - continuing operations (GAAP)	$1,809
Less: Capital expenditures	(595)
Free Cash Flow (Non-GAAP)	$1,214

	Twelve Months Ended December 31, 2024[1]
	Low End	High End
Cash provided by (used for) operating activities - continuing operations (GAAP)	$2,100	$2,600
Less: Capital expenditures	(600)	(600)
Free Cash Flow (Non-GAAP)	$1,500	$2,000

1.This represents the reconciliation of the Company's range provided for its forward-looking non-GAAP financial measure relating to Free Cash Flow.